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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption 'Experts' and to the use of our report dated July 30, 1999, with respect to the financial statements of Common Places, LLC included in the Registration Statement (Form S-4) and related Prospectus of YouthStream Media Networks, Inc. for the registration of 30,849,564 shares of its common stock.

                                         /s/ ERNST & YOUNG LLP

New York, New York
January 20, 2000